Income Tax Provision	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 9. Income Tax Provision

Deferred Tax Assets

At December 31, 2012, the Company has available for federal income tax purposes a net operating loss (“NOL”) carry-forwards of $74,623 that may be used to offset future taxable income through the fiscal year ending December 31, 2032. No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying consolidated financial statements since the Company believes that the realization of its net deferred tax asset of approximately $25,372 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $25,372.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization. The valuation allowance increased approximately $11,894 and $3,714 for the year ended December 31, 2012 and for the period from July 29, 2010 through December 31, 2011, respectively.

Components of deferred tax assets as of December 31, 2011 and 2010 are as follows:

	December 31, 2012	December 31, 2011
Deferred Tax Assets – Non-current:

Expected income tax benefit from NOL Carry-forwards	$25,372	$13,478

Less valuation allowance	(25,372)	(13,478)

Deferred tax assets, net of valuation allowance	$-	$-

Income Tax Provision in the Consolidated Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Year ended December 31, 2012	For the Year ended December 31, 2011

Federal statutory income tax rate	34.0%	34.0%

Change in valuation allowance on net operating loss carry-forwards	(34.0)	(34.0)

Effective income tax rate	0.0%	0.0%